                                  EXHIBIT 32.2

              CERTIFICATIONS OF CHIEF FINANCIAL OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bull Run Corporation (the "Company") on Form 10-Q for the fiscal quarterly period ended February 29, 2004 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), the undersigned Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his individual knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Date:    April 13, 2004

     Signed:  /s/ FREDERICK J. ERICKSON
              -----------------------------------------
              Frederick J. Erickson
              Vice President - Finance and Chief Financial Officer